T. Rowe Price Index Trust, Inc. 485BPOS

Exhibit 99.(h)(20)

FUND OF FUNDS INVESTMENT AGREEMENT

This Fund of Funds Investment Agreement (this “Agreement”), effective as of April 21, 2026 (the “Effective Date”), is made between the registered investment companies sponsored and advised by T. Rowe Price Associates, Inc. (each referred to as a “Registrant” and collectively as the “Registrants”), on behalf of their series listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each Acquired Fund is a unit investment trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, each Acquiring Fund is registered with the SEC as an investment company under the 1940 Act;

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.	Terms of Investment

(a) In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

(b) The agreement contained in paragraph 1(a) applies only with respect to an investment by the Acquiring Fund in the Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act.

2.	Covenants of the Acquired Fund

In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquired Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Covenants of the Acquiring Fund.

(a) In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule with respect to its investment in the Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b) Any of the provisions of this Agreement notwithstanding, the Acquiring Fund represents and warrants to the Acquired Fund that it operates, and will continue to operate, in compliance with the 1940 Act, and the SEC’s rules and regulations thereunder. The Acquiring Fund agrees that the Acquired Fund is entitled to rely on the representations contained in this Agreement and that the Acquired Fund has no independent duty to monitor the Acquiring Fund’s or its investment adviser’s or, if applicable, its subadviser’s compliance with this Agreement, the 1940 Act, or the SEC’s rules and regulations thereunder.

(c) The Acquiring Fund shall provide the Acquired Fund with information regarding the amount of the Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

(d) Notwithstanding anything herein to the contrary, to the extent the Acquiring Fund, the investment adviser to the Acquiring Fund or, if applicable, the subadviser to the Acquiring Fund has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, the Acquiring Fund will: (a) not make an investment in the Acquired Fund that causes the Acquiring Fund to hold 5% or more of the Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

4.	Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

Brian R. Poole

c/o T. Rowe Price Associates, Inc.

4545 Painters Mill Road

Owings Mills, MD 21117

Email: brian.poole@troweprice.com

With a copy to:

Fran Pollack-Matz

c/o T .Rowe Price Associates, Inc.

4545 Painters Mill Road

Owings Mills, MD 21117

Email: fran.pollack-matz@troweprice.com

State Street Investment Management

One Congress Street

Boston, MA 02114

Attn: Global Funds Management

Email: NewFoFRule@SSGA.com

With a copy to:

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Legal Department

Email: NewFoFRule@SSGA.com

5.	Term and Termination; Assignment; Amendment

(a) This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated.

(b) This Agreement shall continue until terminated in writing: (i) by either party upon sixty (60) days’ notice to the other party; or (ii) in the event of a material breach of this Agreement, upon written notice to the breaching party, which may be given in the sole discretion of the non-breaching party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c) This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other. Any purported assignment of rights in violation of this Section is void.

(d) This Agreement may be amended only by a writing that is signed by each affected party.

(e) In any action involving the Acquiring Fund under this Agreement, the Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any of the other Acquiring Funds.

(f) In any action involving the Acquired Fund under this Agreement, the Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any of the other Acquired Funds.

(g) The Acquiring Fund and the Acquired Fund may file a copy of this Agreement with the SEC or any other regulatory body if required by applicable law.

6.	Indemnification

(a) Each Fund (an “Indemnifying Fund”), severally and not jointly, agrees to hold harmless, indemnify and defend each other Fund (an “Indemnitee Fund”), including any principals, directors or trustees, officers, employees and agents (“Agents”) of the Indemnitee Fund, against and from any and all losses, costs, expenses and liabilities incurred by or claims or actions (“Claims”) asserted against the Indemnitee Fund, including any of its Agents, to the extent such Claims result from a violation of any provision of this Agreement by the Indemnifying Fund or its Agents or result from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnifying Fund or its Agents in the performance of any of its duties or obligations hereunder. Any indemnification provided pursuant to this Section shall include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending the applicable Claims. Notwithstanding the foregoing, the Indemnifying Fund shall not be responsible for any Claim against the Indemnitee Fund or its Agents to the extent such Claim results from a violation of any provision of this Agreement by the Indemnitee Fund or its Agents or results from any willful misfeasance, bad faith, reckless disregard or gross negligence of the Indemnitee Fund or its Agents in the performance of any of its duties or obligations hereunder. This Section shall survive any termination of this Agreement.

(b) Any liability pursuant to the forgoing provision shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other Acquiring Fund or Acquired Fund.

7.	Additional Funds

In the event that a Registrant wishes to include one or more series in addition to those originally set forth on Schedule A (each such series a “New Fund”), the Registrant shall so notify the Acquired Fund in writing, and, upon written agreement, each New Fund shall hereunder become an Acquiring Fund and Schedule A shall be amended accordingly.

8.	Severability

If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement remain in full force and effect, if the essential terms and conditions of this Agreement for both parties remain valid, legal and enforceable.

9.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York.

10.	Consequential Damages

Under no circumstances will any party to this Agreement be liable to any person, including without limitation any other party to this Agreement, for any special, indirect or consequential loss or damages resulting from any act or failure to act in accordance with the provision of this Agreement, even if such party had been advised of the possibility of such loss or damages.

11.	Entire Agreement

(a) This Agreement contains the entire understanding and agreement of the parties. This Agreement may be executed in two or more counterparts electronically and delivered through electronic mail, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

(b) The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between the Acquiring Fund and the Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to permit investments beyond the statutory limits of Section 12(d)(1)(A) and (B) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SPDR S&P 500 ETF TRUST

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

(severally and not jointly)

By:	STATE STREET GLOBAL ADVISORS TRUST COMPANY, not in its general corporate capacity but solely as Trustee of each Acquired Fund

By:	/s/ Jeanne LaPorta

Name:	Jeanne LaPorta

Title:	President

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

Each Registrant Listed on Schedule A

(each on behalf of their series listed on Schedule A, severally and not jointly)

By:	/s/ Fran Pollack-Matz

Name:	Fran Pollack-Matz

Title:	Vice President and Secretary

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

Registrant: T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Fund

Registrant: T. ROWE PRICE BALANCED FUND, INC.

On behalf of its series:

T. Rowe Price Balanced Fund

Registrant: T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Blue Chip Growth Fund

Registrant: T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

On behalf of its series:

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation and Income Fund

Registrant: T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Communications & Technology Fund

Registrant: T. ROWE PRICE CORPORATE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Corporate Income Fund

Registrant: T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price Credit Opportunities Fund

Registrant: T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Diversified Mid-Cap Growth Fund

Registrant: T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Dividend Growth Fund

Registrant: T. ROWE PRICE EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

Registrant: T. ROWE PRICE EQUITY INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Equity Income Fund

Registrant: T. ROWE PRICE EQUITY SERIES, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

Registrant: T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of its series:

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Capital Appreciation Market Opportunities Fund

T. Rowe Price Dividend Growth ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Financials ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Global Equity ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Health Care ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price International Equity Research ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Natural Resources ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Short Municipal Income ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price Value ETF

Registrant: T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

On behalf of its series:

T. Rowe Price Financial Services Fund

Registrant: T. ROWE PRICE FIXED INCOME SERIES, INC.

On behalf of its series:

T. Rowe Price Limited-Term Bond Portfolio

Registrant: T. ROWE PRICE FLOATING RATE FUND, INC.

On behalf of its series:

T. Rowe Price Floating Rate Fund

Registrant: T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

On behalf of its series:

T. Rowe Price Global Allocation Fund

Registrant: T. ROWE PRICE GLOBAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Registrant: T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

On behalf of its series:

T. Rowe Price Global Multi-Sector Bond Fund

Registrant: T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Global Real Estate Fund

Registrant: T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Global Technology Fund

Registrant: T. ROWE PRICE GNMA FUND, INC.

On behalf of its series:

T. Rowe Price GNMA Fund

Registrant: T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Government Money Fund

Registrant: T. ROWE PRICE GROWTH STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Growth Stock Fund

Registrant: T. ROWE PRICE HEALTH SCIENCES FUND, INC.

On behalf of its series:

T. Rowe Price Health Sciences Fund

Registrant: T. ROWE PRICE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price High Yield Fund

T. Rowe Price U.S. High Yield Fund

Registrant: T. ROWE PRICE INDEX TRUST, INC.

On behalf of its series:

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

Registrant: T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Inflation Protected Bond Fund

Registrant: T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

On behalf of its series:

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

Registrant: T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

Registrant: T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Intermediate Tax-Free High Yield Fund

Registrant: T. ROWE PRICE INTERNATIONAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

Registrant: T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

On behalf of its series:

T. Rowe Price International Equity Index Fund

Registrant: T. ROWE PRICE INTERNATIONAL SERIES, INC.

On behalf of its series:

T. Rowe Price International Stock Portfolio

Registrant: T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Limited Duration Inflation Focused Bond Fund

Registrant: T. ROWE PRICE MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Growth Fund

Registrant: T. ROWE PRICE MID-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Value Fund

Registrant: T. ROWE PRICE MULTl-SECTOR ACCOUNT PORTFOLIOS, INC.

On behalf of its series:

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Registrant: T. ROWE PRICE NEW ERA FUND, INC.

On behalf of its series:

T. Rowe Price New Era Fund

Registrant: T. ROWE PRICE NEW HORIZONS FUND, INC.

On behalf of its series:

T. Rowe Price New Horizons Fund

Registrant: T. ROWE PRICE NEW INCOME FUND, INC.

On behalf of its series:

T. Rowe Price New Income Fund

Registrant: T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

On behalf of its series:

T. Rowe Price QM U.S. Bond Index Fund

Registrant: T. ROWE PRICE REAL ASSETS FUND, INC.

On behalf of its series:

T. Rowe Price Real Assets Fund

Registrant: T. ROWE PRICE REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Real Estate Fund

Registrant: T. ROWE PRICE RETIREMENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement 2070 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Blend 2070 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2025 Fund

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. Rowe Price Target 2070 Fund

Registrant: T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Science & Technology Fund

Registrant: T. ROWE PRICE SHORT-TERM BOND FUND, INC.

On behalf of its series:

T. Rowe Price Short-Term Bond Fund

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

Registrant: T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Stock Fund

Registrant: T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Value Fund

Registrant: T. ROWE PRICE SPECTRUM FUND, INC.

On behalf of its series:

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

Registrant: T. ROWE PRICE SPECTRUM FUNDS II, INC.

On behalf of its series:

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

Registrant: T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

On behalf of its series:

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

Registrant: T. ROWE PRICE SUMMIT FUNDS, INC.

On behalf of its series:

T. Rowe Price Cash Reserves Fund

Registrant: T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

Registrant: T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Tax-Efficient Equity Fund

Registrant: T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Exempt Money Fund

Registrant: T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free High Yield Fund

Registrant: T. ROWE PRICE TAX-FREE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Income Fund

Registrant: T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Short-Intermediate Fund

Registrant: T. ROWE PRICE TOTAL RETURN FUND, INC.

On behalf of its series:

T. Rowe Price Total Return Fund

Registrant: T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Equity Research Fund

Registrant: T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Large-Cap Core Fund

Registrant: T. ROWE PRICE U.S. TREASURY FUNDS, INC.

On behalf of its series:

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

Registrant: T. ROWE PRICE VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Value Fund

AMENDED SCHEDULE A

Schedule A is amended as of May, 5 2026

Agreed and acknowledged:

SPDR S&P 500 ETF TRUST

SPDR DOW JONES INDUSTRIAL AVERAGE ETF TRUST

(severally and not jointly)

By:	STATE STREET GLOBAL ADVISORS TRUST COMPANY, not in its general corporate capacity but solely as Trustee of each Acquired Fund

By:	/s/ Jeanne LaPorta

Name:	Jeanne LaPorta

Title:	Senior Vice President

Each Registrant Listed on Schedule A

(each on behalf of their series listed on Schedule A, severally and not jointly)

By:	/s/ Fran Pollack-Matz

Name:	Fran Pollack-Matz

Title:	Secretary and Vice President of the Funds

Schedule A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

Registrant: T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Fund

Registrant: T. ROWE PRICE BALANCED FUND, INC.

On behalf of its series:

T. Rowe Price Balanced Fund

Registrant: T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Blue Chip Growth Fund

Registrant: T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

On behalf of its series:

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation and Income Fund

Registrant: T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Communications & Technology Fund

Registrant: T. ROWE PRICE CORPORATE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Corporate Income Fund

Registrant: T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

On behalf of its series:

T. Rowe Price Credit Opportunities Fund

Registrant: T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Diversified Mid-Cap Growth Fund

Registrant: T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Dividend Growth Fund

Registrant: T. ROWE PRICE EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Hedged Equity Fund

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Large-Cap Growth Fund

T. Rowe Price Large-Cap Value Fund

Registrant: T. ROWE PRICE EQUITY INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Equity Income Fund

Registrant: T. ROWE PRICE EQUITY SERIES, INC.

On behalf of its series:

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Moderate Allocation Portfolio

Registrant: T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of its series:

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Capital Appreciation Market Opportunities ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Financials ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Global Equity ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Health Care ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price International Equity Research ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Natural Resources ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Short Municipal Income ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price Value ETF

Registrant: T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

On behalf of its series:

T. Rowe Price Financial Services Fund

Registrant: T. ROWE PRICE FIXED INCOME SERIES, INC.

On behalf of its series:

T. Rowe Price Limited-Term Bond Portfolio

Registrant: T. ROWE PRICE FLOATING RATE FUND, INC.

On behalf of its series:

T. Rowe Price Floating Rate Fund

Registrant: T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

On behalf of its series:

T. Rowe Price Global Allocation Fund

Registrant: T. ROWE PRICE GLOBAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Registrant: T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

On behalf of its series:

T. Rowe Price Global Multi-Sector Bond Fund

Registrant: T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Global Real Estate Fund

Registrant: T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Global Technology Fund

Registrant: T. ROWE PRICE GNMA FUND, INC.

On behalf of its series:

T. Rowe Price GNMA Fund

Registrant: T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Government Money Fund

Registrant: T. ROWE PRICE GROWTH STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Growth Stock Fund

Registrant: T. ROWE PRICE HEALTH SCIENCES FUND, INC.

On behalf of its series:

T. Rowe Price Health Sciences Fund

Registrant: T. ROWE PRICE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price High Yield Fund

T. Rowe Price U.S. High Yield Fund

Registrant: T. ROWE PRICE INDEX TRUST, INC.

On behalf of its series:

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

Registrant: T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Inflation Protected Bond Fund

Registrant: T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

On behalf of its series:

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional Long Duration Credit Fund

Registrant: T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

On behalf of its series:

T. Rowe Price Integrated Global Equity Fund

T. Rowe Price Integrated U.S. Large-Cap Value Equity Fund

T. Rowe Price Integrated U.S. Small-Cap Growth Equity Fund

T. Rowe Price Integrated U.S. Small-Mid Cap Core Equity Fund

Registrant: T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Intermediate Tax-Free High Yield Fund

Registrant: T. ROWE PRICE INTERNATIONAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Asia Opportunities Fund

T. Rowe Price China Evolution Equity Fund

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Stock Fund

T. Rowe Price International Value Equity Fund

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. Rowe Price Overseas Stock Fund

Registrant: T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

On behalf of its series:

T. Rowe Price International Equity Index Fund

Registrant: T. ROWE PRICE INTERNATIONAL SERIES, INC.

On behalf of its series:

T. Rowe Price International Stock Portfolio

Registrant: T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

On behalf of its series:

T. Rowe Price Limited Duration Inflation Focused Bond Fund

Registrant: T. ROWE PRICE MID-CAP GROWTH FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Growth Fund

Registrant: T. ROWE PRICE MID-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Mid-Cap Value Fund

Registrant: T. ROWE PRICE MULTl-SECTOR ACCOUNT PORTFOLIOS, INC.

On behalf of its series:

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

Registrant: T. ROWE PRICE NEW ERA FUND, INC.

On behalf of its series:

T. Rowe Price New Era Fund

Registrant: T. ROWE PRICE NEW HORIZONS FUND, INC.

On behalf of its series:

T. Rowe Price New Horizons Fund

Registrant: T. ROWE PRICE NEW INCOME FUND, INC.

On behalf of its series:

T. Rowe Price New Income Fund

Registrant: T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

On behalf of its series:

T. Rowe Price QM U.S. Bond Index Fund

Registrant: T. ROWE PRICE REAL ASSETS FUND, INC.

On behalf of its series:

T. Rowe Price Real Assets Fund

Registrant: T. ROWE PRICE REAL ESTATE FUND, INC.

On behalf of its series:

T. Rowe Price Real Estate Fund

Registrant: T. ROWE PRICE RETIREMENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement 2070 Fund

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Blend 2070 Fund

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Retirement Income 2025 Fund

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2065 Fund

T. Rowe Price Target 2070 Fund

Registrant: T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

On behalf of its series:

T. Rowe Price Science & Technology Fund

Registrant: T. ROWE PRICE SHORT-TERM BOND FUND, INC.

On behalf of its series:

T. Rowe Price Short-Term Bond Fund

T. Rowe Price Short Duration Income Fund

T. Rowe Price Ultra Short-Term Bond Fund

Registrant: T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Stock Fund

Registrant: T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Small-Cap Value Fund

Registrant: T. ROWE PRICE SPECTRUM FUND, INC.

On behalf of its series:

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum International Equity Fund

Registrant: T. ROWE PRICE SPECTRUM FUNDS II, INC.

On behalf of its series:

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

Registrant: T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

On behalf of its series:

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund

Registrant: T. ROWE PRICE SUMMIT FUNDS, INC.

On behalf of its series:

T. Rowe Price Cash Reserves Fund

Registrant: T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

On behalf of its series:

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Intermediate Fund

Registrant: T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

On behalf of its series:

T. Rowe Price Tax-Efficient Equity Fund

Registrant: T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Exempt Money Fund

Registrant: T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free High Yield Fund

Registrant: T. ROWE PRICE TAX-FREE INCOME FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Income Fund

Registrant: T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

On behalf of its series:

T. Rowe Price Tax-Free Short-Intermediate Fund

Registrant: T. ROWE PRICE TOTAL RETURN FUND, INC.

On behalf of its series:

T. Rowe Price Total Return Fund

Registrant: T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Equity Research Fund

Registrant: T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

On behalf of its series:

T. Rowe Price U.S. Large-Cap Core Fund

Registrant: T. ROWE PRICE U.S. TREASURY FUNDS, INC.

On behalf of its series:

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Money Fund

Registrant: T. ROWE PRICE VALUE FUND, INC.

On behalf of its series:

T. Rowe Price Value Fund